三 嘉 珠 寶 有 限 公 司
C&K Jewellery Limited

香港九龍尖沙咀廣東道15號港威大廈第五座33樓3309-11室

Suites 3309-11, 33/F, Tower 5, The Gateway, 15 Canton Road, Tsimshatsui, Kowloon, Hong Kong.

電話 TEL：(852) 3700 3500　傳真 FAX：(852) 3580 7809　電郵EMAIL：info@cnkjewellery.com

INVOICE

Invoice No. :

Customer Code:

Invoice Date :

Bill To:

Ship To:

項目 **Seq**	產品編號 **Product Code**	貨名 **Description**	數 量 **Quantity**		單 價 **Unit Price USD**	金 額 **Amount USD**
		Total:	**-**	**pcs**		**US$0.00**
Say Total Amount in U.S. Dollars Only.						

SELLER
C&K Jewellery Limited

BUYER
Please sign to confirm acceptance of the quality, price, payment terms of Goods listed above and all the terms and conditions contained herein.

銷售條款:

1. 已售貨品不得退款，不得退貨，不得更換 (除非另有協議)。
2. 付運貨品如有問題須於收貨後3天內書面通知本公司，否則視為質量無誤並同意接受本發票所有交易條款。
3. 凡發票於付款期限內未支付者，本公司將收取每月2%之利息。
4. 支票或本票抬頭請寫"三嘉珠寶有限公司" 或將款項存入本公司指定之銀行戶口。

Sales Terms:

1. Unless agreed otherwise, Goods sold are non-refundable, non-returnable and non-replaceable.
2. It any problem is found on Goods delivered overseas, please inform us in writing within three(3) days upon receipt of Goods, otherwise all Goods shall be deemed to have been received by you in good condition and with satisfying quality, all all transaction terms contained in this invoice shall be deemed to be fully agreed and accepted by you.
3. We shall charge a monthly at 2% for any invoice amount remaining unpaid or not fully paid after the due date.
4. Please make your cheque or cashier order payable to "C&K Jewellery Limited" or pay to our bank account.